UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 or 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  April 28, 2003


                            UIL HOLDINGS CORPORATION
             (Exact name of registrant as specified in its charter)


Connecticut                         1-15995             06-1541045
------------                        -------             ----------
(State, or other jurisdiction     (Commission         (IRS Employer
of Incorporation)                 File Number)        Identification No.)



157 Church Street, New Haven, Connecticut                     06506
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(Address of principal executive offices)                    (Zip Code)



Registrant's Telephone Number,
Including Area Code                                    (203) 499-2000
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                                   None
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      (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits - The following exhibit is filed as part of this report:

99       Press release, dated April 28, 2003.

ITEM 9.  REGULATION FD DISCLOSURE

         The following information is furnished pursuant to Item 12, "Disclosure of Results of Operations and Financial Condition."

         On April 28, 2003, the Registrant issued a press release announcing the Registrant's financial results for the first fiscal quarter ended March 31, 2003. A copy of the Registrant's press release is attached hereto as Exhibit 99 and hereby incorporated by reference. The information in this Form 8-K is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            UIL HOLDINGS CORPORATION
                            Registrant



Date:  4/29/2003            By      /s/ Louis J. Paglia
       ---------              -----------------------------------------
                                        Louis J. Paglia
                                    Executive Vice President
                                   and Chief Financial Officer



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                                  EXHIBIT INDEX
                                  -------------


EXHIBIT                            DESCRIPTION
-------                            -----------

  99                         Press Release dated April 28, 2003